SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
--------------------------------------------------------------------------------
                         MARCH 19, 2003 (MARCH 19, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



          OKLAHOMA                     1-13726                   73-1395733
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  (State or other jurisdiction    (Commission File No.)        (IRS Employer
        of incorporation)                                    Identification No.)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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 (Address of principal executive offices)                       (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         Chesapeake Energy Corporation ("Chesapeake") issued the following press release on March 19, 2003:

                CHESAPEAKE ENERGY CORPORATION DECLARES QUARTERLY
                      COMMON AND PREFERRED STOCK DIVIDENDS

OKLAHOMA CITY, OKLAHOMA, MARCH 19, 2003 -- Chesapeake Energy Corporation (NYSE:CHK) today announced that its Board of Directors has declared a $0.03 per share quarterly dividend that will be paid on April 15, 2003 to common shareholders of record on April 1, 2003. Chesapeake has approximately 214 million common shares outstanding.

Chesapeake's Board has also declared a quarterly cash dividend on Chesapeake's 6.75% Cumulative Convertible Preferred Stock, par value $.01. The dividend for the 6.75% preferred stock is payable on May 15, 2003 to preferred shareholders of record on May 1, 2003 at the quarterly rate of $0.84375 per share. Chesapeake has 2.998 million shares of 6.75% preferred stock outstanding with a liquidation value of $150 million.

In addition, Chesapeake's Board has declared a quarterly cash dividend on Chesapeake's 6.0% Cumulative Convertible Preferred Stock, par value $.01. The dividend for the 6.0% preferred stock is payable on June 16, 2003 to preferred shareholders of record on June 2, 2003 at the rate of $0.8333 per share. Chesapeake has 4.6 million shares of 6% preferred stock outstanding with a liquidation value of $230 million.

Chesapeake Energy Corporation is one of the ten largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on developmental drilling and property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.


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






                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               CHESAPEAKE ENERGY CORPORATION


                                           BY: /S/ AUBREY K. MCCLENDON
                                               --------------------------------
                                                   AUBREY K. MCCLENDON
                                                   Chairman of the Board and
                                                   Chief Executive Officer

Dated:        March 19, 2003

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